Filed Pursuant to Rule 497(e)
Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty Mites(SM) Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

Supplement dated May 31, 2013, to the Trust’s Statement of Additional Information (“SAI”), dated January 28, 2013, as supplemented on April 4, 2013.

Effective immediately, the following paragraph is inserted on page 40 of the SAI immediately before the “Portfolio Transactions and Brokerage” section:

The Adviser has also entered into certain agreements with GBL, an affiliate of the Adviser, in connection with its operation of its investment advisory business. These agreements are as follows: a Transitional Administrative and Management Services Agreement (“Administrative Agreement”) and Service Mark and Name License Agreement (the “License Agreement”). Pursuant to the Administrative Agreement, GBL provides certain services to the Adviser including senior executive functions, strategic planning and general corporate management services; mutual fund administration services; treasury services, including insurance and risk management services and administration of benefits; operational and general administrative assistance including office space, office equipment, administrative personnel, payroll, and procurement services as needed; accounting and related financial services; legal, regulatory and compliance advice, including the retention of a Chief Financial Officer and a Chief Compliance Officer; and human resources functions, including sourcing of permanent and temporary employees as needed, recordkeeping, performance reviews and terminations. Effective January 1, 2011, the Administrative Agreement was amended to be based on a tiered formula as opposed to a fixed rate. Under the amended agreement, GBL is compensated by the Adviser 20 basis points annually on the first $370 million of average assets under management (“AUM”) of all of the Funds in the Trust (the “Teton funds”), 12 basis points annually on the next $630 million of average AUM in the Teton funds, and 10 basis points annually of average AUM in the Teton funds in excess of $1 billion. The License Agreement provides the Adviser and the funds that it manages the use of certain names and service marks. Pursuant to the Administrative Agreement and the License Agreement, GBL was compensated in 2012 by the Adviser in the amount of $15,000 per month, or $180,000 for the full year, plus an average of 15.7 basis points of the average AUM in the Teton funds (pursuant to the tiered formula) for providing mutual fund administration services to these funds, or $1,289,190 for 2012.

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